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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 20, 1996


                            OASIS RESIDENTIAL, INC.
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             (Exact name of registrant as specified in its charter)


          NEVADA                     1-12428               88-0297457
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(State or other jurisdiction        (Commission            (IRS Employer
    of incorporation)                File No.)           Identification No.)


        4041 East Sunset Road, Henderson, Nevada               89014
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        (Address of principal executive offices)            (Zip Code)


                                 (702) 435-9800
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Financial Statements and Exhibits.

         Exhibit Number            Exhibit
         --------------            -------

              1 Underwriting Agreement dated November 20, 1996 relating to the 6.75% Notes due 2001, the 7% Notes due 2003 and the 7.25% Notes due 2006 which, because this Form 8-K filing is incorporated by reference in the Registration Statement on Form S-3, File No. 33-90488, and the Registration Statement on Form S-3, File No. 333-16491, is set forth as an exhibit to such registration statements.

              4.1 Indenture dated November 25, 1996 which, because this Form 8-K filing is incorporated by reference in the Registration Statement on Form S-3, File No. 33-90488, and the Registration Statement on Form S-3, File No. 333-16491, is set forth as an exhibit to such registration statements.

              4.2 Supplemental Indenture dated November 25, 1996 relating to the 6.75% Notes due 2001, the 7% Notes due 2003 and the 7.25% Notes due 2006 which, because this Form 8-K filing is incorporated by reference in the Registration Statement on Form S-3, File No. 33-90488, and the Registration Statement on Form S-3, File No. 333-16491, is set forth as an exhibit to such registration statements.


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        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OASIS RESIDENTIAL, INC.
                                        A Nevada corporation



Date: November 25, 1996                 By: /s/ JOHN M. CLAYTON
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                                           John M. Clayton
                                           Senior Vice President and
                                           Chief Financial Officer




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